Altegris Futures Evolution Strategy Fund

Class A: EVOAX

Class C: EVOCX

Class I: EVOIX

Class N: EVONX

1-877-772-5838

www.altegrismutualfunds.com

Summary Prospectus                                                                                         October 28, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated October 28, 2016, along with the Fund’s most recent annual report dated June 30, 2016, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.altegrismutualfunds.com. You can also obtain these documents at no cost by calling 1-877-772-5838 or by sending an email request to orderaltegris@geminifund.com.

Investment Objective: The Fund’s investment objective is to seek long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 53 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 72 of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses (1)	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.97%	2.72%	1.72%	1.97%
Fee Waiver (2)	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver	1.94%	2.69%	1.69%	1.94%
1)	“Other Expenses” does not include costs associated with over-the-counter derivatives that provide the Fund with exposure to managed futures strategies via Underlying Pools, or the costs associated with the Underlying Pools themselves. While the Fund intends to make some investments in Underlying Pools directly or through AFES Fund Limited, a wholly owned subsidiary of the Fund and controlled foreign corporation (the “Subsidiary”), such over-the-counter derivatives are the primary manner in which the Fund intends to gain exposure to Underlying Pools. All costs associated with such derivatives, including structuring and financing fees paid to the Fund’s counterparty, as well as the operating expenses, management fees and incentive fees of the associated Underlying Pools, are included in the investment return of these over-the-counter derivatives and represent an indirect cost of investing in the Fund. Based on the notional amount of such over-the-counter derivatives as of June 30, 2016, the Fund was subject to counterparty structuring and financing fees equal of approximately 0.18% (annualized) of Fund assets on such date. These fees are subject to fluctuation depending on prevailing interest rates and the degree to which such over-the-counter derivatives are employed. As of June 30, 2016, the aggregate weighted average management fees and weighed average incentive/performance fees of the Underlying Pools in which the Subsidiary invested, both directly and indirectly through over-the-counter derivatives, were approximately 1.01% of Underlying Pool notional exposure and 20.72% of Underlying Pool trading profits, respectively. Incentive/performance fees cannot be meaningfully estimated but generally range from 15% to 25% of the trading profits of an Underlying Pool. The performance of the Fund is net of all such embedded incentive/performance fees.
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2)	The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2017, to ensure that total annual Fund operating expenses (including organizational and offering costs) after fee waiver and reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the adviser. An “Advisory Fee Breakpoint” table can be found in the “Management” section of this Prospectus.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$761	$1,155	$1,574	$2,736
C	$372	$841	$1,437	$3,049
I	$172	$539	$931	$2,028
N	$197	$615	$1,060	$2,293

You would pay the following expenses if you did not redeem your Class C Shares. The Example also assumes that you invest $10,000 in the Fund for the time periods indicated, assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
C	$272	$841	$1,437	$3,049

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

Managed Futures Strategy: The Managed Futures strategy may allocate assets of the Fund to a single Managed Futures portfolio or multiple Managed Futures portfolios that include investment styles or sub-strategies such as (i) trend following, (ii) discretionary, fundamentals-based investing with a focus on macroeconomic analysis, (iii) strategies that pursue both fundamental and technical trading approaches, (iv) other specialized approaches to specific or individual market sectors such as equities, interest rates, metals, agricultural and soft commodities and (v) systematic trading strategies which incorporate ate technical and fundamental variables.

The Managed Futures strategy investments are designed to achieve capital appreciation in the financial and commodities futures markets by investing primarily via swap contracts and structured notes providing the returns of reference assets such as securities of limited partnerships, limited liability companies, offshore corporations and other types of pooled investment vehicles, including commodity pools (collectively, “Underlying Pools”), swap contracts and structured notes. The Fund does not invest more than 25% of its assets in any one swap counterparty or structured note issuer. The Fund may access the returns of a single or multiple Underlying Pool(s) that use a single manager or multiple managers to execute Managed Futures strategies without restriction as to issuer capitalization, country, or currency. Each Underlying Pool invests according to a Managed Futures strategy in one or a combination of (i) options, (ii) futures, (iii) forwards or (iv) spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. Swap contracts and structured notes have payments linked to reference assets such as Underlying Pools and as such are designed to produce returns similar to those of Underlying Pools and their respective strategies.

The Fund’s adviser, Altegris Advisors, L.L.C. (the “Adviser”), or sub-advisers engaged by the Adviser, will seek returns, in part, by (i) using Managed Futures strategy investments that are not expected to have returns that are highly correlated to the broad equity market and (ii) through actively managed Fixed Income strategy investments that are not expected to have returns that are highly correlated to the broad equity market or the Managed Futures strategy.

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The Adviser expects that less than 100%, typically 15-25%, of the Fund’s total net assets will be invested in and used as collateral for Managed Futures strategies. However, through a combination of (i) investing primarily in swap contracts and structured notes having payments linked to the returns of reference assets such as Underlying Pools, and also (ii) direct investments in Underlying Pools that use notional funding (i.e., nominal trading level exceeds the cash deposited in their trading accounts) of Underlying Pools the Fund will attempt to maintain an exposure to Managed Futures strategies as if between 100% and 125% of the Fund’s net assets were invested.

In order to provide the Fund with exposure to certain Managed Futures strategies that trade non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may invest up to 25% of its total assets in an Underlying Pool or Pools and other investments that pursue such strategies through a wholly-owned and controlled subsidiary (the “Subsidiary”).

The Subsidiary will invest the majority of its assets in an Underlying Pool or Pools, swap contracts and structured notes and other investments intended to serve as margin or collateral for swap positions. The cost of investing in the Fund will be higher than the cost of investing directly in Underlying Pools and may be higher than other mutual funds that invest directly in the types of derivatives held by the Underlying Pools. Each Underlying Pool will pay management and performance based fees to its manager. For Underlying Pools that trade commodity or financial futures, management fees typically are based on the notional account size and not the actual cash invested in the Underlying Pool. Performance fees will range from 15% to 25% of each Underlying Pool’s returns and are computed for each Underlying Pool without regard the performance other Underlying Pools. Accordingly, the Fund may indirectly pay a performance fee to an Underlying Pool’s manager with positive investment performance, even if the Fund’s overall returns are negative.

The Fund may also make Managed Futures investments outside of the Subsidiary. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis with the Fund.

Fixed Income Strategy: The Adviser expects that less than 100%, typically 60-80%, of the Fund’s total net assets will be allocated to Fixed Income strategies as described below, a portion of which may be held in cash. The Adviser delegates management of the Fund’s Fixed Income strategy portfolio to a sub-adviser. The Adviser, after consultation with the sub-adviser, allocates the Fund’s Fixed Income strategy assets among various principal sub-strategies managed by the sub-adviser, such as:

  Core Fixed Income strategy invests in a variety of fixed income instruments, including corporations; corporate obligations; agency mortgage-backed securities (“MBS”); non-agency MBS; commercial mortgage-backed securities (“CMBS”); asset-backed securities (“ABS”); high-yield (junk) bonds; bank loans and assignments; credit default swaps; global developed credit (such as corporate obligations and foreign securities); foreign fixed income securities issued by corporations and governments; emerging market fixed income securities issued by corporations and governments; bank loans and assignments bearing fixed or variable interest rates of any maturity. The sub-adviser may invest a portion of the assets allocated to the Core Fixed Income sub-strategy in inverse floaters and interest-only and principal-only securities and a portion in fixed income instruments issued or guaranteed by companies, financial institutions and government entities in emerging markets countries. The sub-adviser may also invest a portion of the assets allocated to this sub-strategy in other investment companies, including other mutual funds managed by the sub-adviser, or collective investment vehicles that invest in any of the above-listed fixed income securities, to the extent permitted by applicable law.
  Low Duration strategy invests in debt securities of any kind, including, without limit, MBS; corporate debt obligations (including foreign securities); ABS; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments, including through collateralized loan obligations; income-producing securitized products, preferred securities; and other instruments bearing fixed or variable interest rates of any maturity. The sub-strategy may invest in individual securities of any maturity, duration as well as those denominated in foreign currencies. The sub-adviser may seek to manage the dollar-weighted average effective duration of the Low Duration sub-strategy portfolio through the use of derivatives and other instruments (including, among others, futures contracts, U.S. Treasury swaps, interest rate swaps and total return swaps).
  Opportunistic Income strategy invests in fixed income instruments of any kind and other investments including ABS; corporate bonds, including high-yield (junk) bonds; municipal bonds; and securities of real estate investment trusts (“REITs”). The sub-adviser may also utilize derivative instruments, including futures contracts, options and swaps as a substitute for taking positions in fixed income instruments, to hedge certain positions held in the strategy or to reduce exposure to other risks. The sub-adviser places no limits on the duration of this sub-strategy’s investment portfolio. The term “opportunistic” is used to indicate that the sub-adviser believes market conditions exist that offer potentially attractive risk adjusted returns.

The amount allocated to each of the principal sub-strategies may change depending on the Adviser’s assessment in consultation with the sub-adviser of market risk, security valuations, market volatility and the prospects for earning income and achieving capital appreciation. The amount allocated to either the “Core Fixed Income” sub-strategy, or the “Low Duration” sub-strategy may be

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between 0% and 100% of amounts allocated to the Fixed Income strategy. The amount allocated to the “Opportunistic Income” sub-strategy is anticipated to generally range from 0% to 30% of amounts allocated to the Fixed Income strategy. However, the Adviser anticipates it will, under normal circumstances, allocate some portion of the Fund’s assets to each of the sub-adviser’s sub-strategies at any given time. The Fund invests in fixed income securities of any credit quality or maturity. Junk bonds are, at the time of investment, unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating agency (“NRSRO”), or unrated securities that are determined by the sub-adviser to be of comparable quality, including those in default. Junk bonds are also known as “high yield” or “high risk” bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. The Fund may invest in fixed income-related futures, options and swaps as substitutes for fixed income securities and to hedge interest rate and default risk.

The Fund may also enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may also use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value. The Fund may invest in other investment companies or pools, including, for example, other open-end or closed-end investment companies (“CEFs”), exchange-traded funds (“ETFs”), and domestic or foreign private investment vehicles.

Exemptive Order: The Adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the SEC that permits the Adviser, with Board of Trustees approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of an additional sub-adviser or sub-advisers to manage a portion of the Fund’s portfolio.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose all or part of your investment in the Fund. The Fund may not achieve its investment objective and is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following is a summary description of principal risks of investing in the Fund and apply to the Fund’s direct investment in securities as well the Fund’s indirect investments in the Subsidiary, including securities issued by Underlying Pools, swap contracts and structured notes. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

ABS, MBS and CMBS Risk: ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. The value of inverse floaters and interest-only and principal-only MBS is especially sensitive to interest rates and prepayment rates. CMBS are less susceptible to prepayment risk because underlying loans may have prepayment penalties or prepayment lock out periods.

Changing Fixed Income Market Conditions: Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve reduces Quantitative Easing, it is uncertain what impact this may have on the Fund’s and its investments.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by various external factors such as unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk: The risk that a party upon whom the Fund relies to consummate a transaction will default.

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Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

Derivatives Risk: Futures, options and swaps involve risks different from, or possibly greater than the risks associated with investing directly in securities including leverage risk, tracking risk and counterparty default risk in the case of over the counter derivatives. Option positions may expire worthless exposing the Fund to potentially significant losses.

Emerging Market Risk: Countries with emerging markets may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Exchange Traded Fund (“ETF”) and Closed-End Fund (“CEF”) ETF and CEF Risk: The cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and CEFs in which it invests and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF and CEF is subject to specific risks, depending on the nature of the ETF or CEF.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Interest Rate Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Junk Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

  Defaulted Securities Risk: Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Leverage Risk: Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, achieve its desired level of exposure to a certain sector, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Loan Risk: Investments in loans may subject the Fund to heightened credit risks as loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy.

Management Risk: The Adviser’s and sub-adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results.

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Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Other Investment Companies Risk: Other investment companies are subject to their own expenses which will be indirectly paid by the Fund, thereby increasing the cost of investing in the Fund.

Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

REIT Risk: The value of securities issued by a REIT may be affected by changes in the value of the underlying property owned by the REITs and the value of mortgage REITs may be affected by the quality of loan assets. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

Restricted Securities Risk: the Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

Structured Note Risk: Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any gains received from its investments in the Underlying Pools will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Underlying Pools Risk: Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Fund as an investor in Underlying Pools. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Pool and may be higher than other mutual funds that invest directly in stocks and bonds. The Underlying Pools will pay management fees, brokerage commissions, and operating expenses as well as performance based fees to each Underlying Pool manager. Those performance based fees will be paid by the Underlying Pool to each manager without regard to the performance of other managers and the Underlying Pool’s overall profitability. Underlying Pools are subject to specific risks, depending on the nature of the fund. Underlying Pools in which the Fund invests may have share class structures that present potential cross-class liability risk. There is no guarantee that any of the trading strategies used by the managers retained by an Underlying Pool will be profitable or avoid losses.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Who Should Invest in the Fund? The Fund is intended to provide prospective investors with an opportunity to gain access to the managed futures asset class. Additionally, the Adviser believes the Fund will be appropriate for investors seeking the non-correlation benefits of managed futures investing, relative to traditional stock and bond portfolios. The Adviser believes it has the expertise and experience to select Underlying Pools and other investments that may outperform asset class benchmarks.

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Performance: The bar chart and performance table below show the variability of the Altegris Futures Evolution Strategy Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for the full calendar years since the Fund’s inception. Returns for the Class A, Class C and Class N shares, which are not presented, will vary from the returns of the Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information and the Fund’s NAV per share for each share class is available at no cost by visiting www.altegrismutualfunds.com or by calling 1-877-772-5838.

Performance Bar Chart For Class I Shares

For Calendar Years Ended December 31

Best Quarter:	12/31/14	13.27%
Worst Quarter:	6/30/15	(8.82)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2016 was 3.17%.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

	One Year	Since Inception (10/31/11)	Since Inception (2/16/12)
Return before taxes – Class I Shares	3.29%	6.40%	N/A
Return after taxes on distributions – Class I Shares	(0.46)%	4.08%	N/A
Return after taxes on distributions and sale of Fund shares – Class I Shares	1.86%	3.88%	N/A
Return before taxes – Class A Shares	(2.88)%	4.64%	N/A
Return before taxes – Class C Shares	2.26%	N/A	5.39%
Return before taxes – Class N Shares	3.02%	6.11%	N/A
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.05%	0.06%	0.07%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

BofA Merrill Lynch 3-Month Treasury Bill Index is an unmanaged index that measures returns of three month Treasury Bills. Investors cannot invest directly in an index.

Investment Adviser: Altegris Advisors, L.L.C.

Sub-Adviser: DoubleLine Capital LP

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Investment Adviser Portfolio Managers: Matthew Osborne has served the Fund as Portfolio Manager since it commenced operations in 2011. Eric Bundonis has been a Portfolio Manager to the Fund since July 2014, and Lara Magnusen has been Portfolio Manager to the Fund since March 2016. Mr. Osborne is the lead Portfolio Manager.

Co-Portfolio Managers	Title
Matthew Osborne	Founder and Chief Investment Officer
Eric Bundonis, CFA	Director of Research and Sourcing
Lara Magnusen	Portfolio Strategist

Sub-Adviser Portfolio Manager: Jeffrey E. Gundlach, Chief Executive Officer of the sub-adviser, has served the Fund as its sub-adviser Portfolio Manager since it commenced operations in 2011.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. The Fund or the Adviser may waive any investment minimum.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
N	$2,500	$250

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

The Fund is aware of certain private letter rulings from the Internal Revenue Service issued to other mutual funds (including the Altegris Managed Futures Strategy Fund), which indicate that income from the fund’s investment in a subsidiary will constitute “qualifying income” for purposes of Subchapter M; however, the Fund has not itself received or applied for private letter ruling from the Internal Revenue Service and does not intend to apply for such a ruling. Private letter rulings are not precedent and the Internal Revenue Service is not bound by them. Therefore, if the Internal Revenue Service challenges the position taken by the Fund that the income is qualifying income, it may not prevail and would lose its status as a regulated investment company.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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